Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated December 30, 2013 to the
Prospectus dated March 27, 2013

Effective December 30, 2013, Ionic Capital Management, LLC (“Ionic”) has been added as a sub-adviser to the Aurora Horizons Fund (the “Fund”), and effective on or about January 15, 2014, Atlantic Investment Management, Inc. (“Atlantic”) will be added as a sub-adviser to the Fund.  The Fund’s investment adviser, Aurora Investment Management L.L.C. (the “Adviser”) and Ionic entered into a sub-advisory agreement on December 2, 2013, in accordance with Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”).  The Adviser and Atlantic entered into a sub-advisory agreement on November 7, 2013, in accordance with Section 15 of the 1940 Act.  At an in-person meeting of the Trust’s Board of Trustees (the “Board”) on October 24, 2013, the Board approved the sub-advisory contracts between the Adviser and Ionic, and between the Adviser and Atlantic, in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission effective as of May 8, 2013.

The following information is added to the section “Management of the Fund – The Sub-Advisers” beginning on page 24 of the Prospectus:

Ionic Capital Management, LLC
The Adviser has entered into a sub-advisory agreement with Ionic Capital Management, LLC (“Ionic”) to manage a portion of the Fund’s assets using the Fund’s Short-Biased strategy.  Ionic is a registered investment adviser founded in 2006 and located at 366 Madison Avenue, 9th Floor, New York, New York 10017.  Ionic provides advice on a discretionary basis to privately-offered pooled investment vehicles and separately managed investment vehicles, and, as of November 30, 2013, managed approximately $1.9 billion in assets.

Bart Baum is a Principal, Portfolio Manager and Chief Investment Officer of Ionic, where he focuses on managing the firm’s equity option and commodities strategies for certain of its private funds.  Prior to founding Ionic, Mr. Baum was a Managing Director and Portfolio Manager in the US and European Volatility and Credit Arbitrage Group at Highbridge Capital Management, LLC from 1992 to 2006.  Mr. Baum received an MBA from Fordham University and a BA in Political Science from SUNY Albany in 1990.

Adam Radosti is a Principal and Portfolio Manager of Ionic where he focuses on managing the firm’s convertible bond arbitrage strategy for certain of its private funds.  Prior to founding Ionic, Mr. Radosti was previously a Senior Vice President in the US and European Volatility and Credit Arbitrage Group at Highbridge Capital Management, LLC from 1994 to 2006.  He graduated from the University of Massachusetts at Amherst with a BBA in Finance in 1993.

Daniel Stone is a Principal, Portfolio Manager and Chief Risk Officer of Ionic where he focuses on managing the firm’s interest rate, currencies and credit strategies for certain of its private funds.  Prior to founding Ionic, Mr. Stone was formerly a Managing Director and Portfolio Manager in the US and European Volatility and Credit Arbitrage Group at Highbridge Capital Management, LLC from 1996 to 2006.  Mr. Stone earned an AB in Economics magna cum laude from Harvard College in 1996.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Atlantic Investment Management, Inc.
The Adviser has entered into a sub-advisory agreement with Atlantic Investment Management, Inc. (“Atlantic”) to manage a portion of the Fund’s assets using the Fund’s Long/Short Equities strategy.  Atlantic is a registered investment adviser founded in 1988 and located at 666 Fifth Avenue, 34th Floor, New York, New York 10103.  Atlantic provides discretionary, individualized investment advisory services to private investment funds (generally structured as pooled investment vehicles) and certain institutional separately managed accounts, and as of November 30, 2013, managed approximately $1.9 billion in assets.

Alexander J. Roepers is the Founder and Chief Investment Officer of Atlantic.  Mr. Roepers has final authority over all portfolio decisions for all accounts managed by Atlantic and is responsible for portfolio activities, including the sizing of positions, the resulting allocation of capital among sectors, and maintenance of targeted gross and net exposures.  Mr. Roepers’ previous employers include Thyssen-Bornemisza Group and Dover Corporation.  Mr. Roepers holds a Master of Business Administration from Harvard Business School and a Bachelor of Business Administration from Nijenrode University, the Netherlands School of Business, which he obtained in 1984 and 1980, respectively.  Mr. Roepers is fluent in Dutch, German and French.

Please retain this Supplement with your Prospectus for future reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated December 30, 2013 to the
Statement of Additional Information (“SAI”) dated March 27, 2013

Effective December 30, 2013, Ionic Capital Management, LLC (“Ionic”) has been added as a sub-adviser to the Aurora Horizons Fund (the “Fund”), and effective on or about January 15, 2014, Atlantic Investment Management, Inc. (“Atlantic”) will be added as a sub-adviser to the Fund.  The Fund’s investment adviser, Aurora Investment Management L.L.C. (the “Adviser”) and Ionic entered into a sub-advisory agreement on December 2, 2013, in accordance with Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”).  The Adviser and Atlantic entered into a sub-advisory agreement on November 7, 2013, in accordance with Section 15 of the 1940 Act.  At an in-person meeting of the Trust’s Board of Trustees (the “Board”) on October 24, 2013, the Board approved the sub-advisory contracts between the Adviser and Ionic, and between the Adviser and Atlantic, in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission effective as of May 8, 2013.

The following disclosures in the SAI are hereby revised to read as follows:

Page 1, Sixth paragraph under "The Trust"

Aurora Investment Management L.L.C. (the “Adviser”) serves as the investment adviser to the Fund.  Atlantic Investment Management, Inc. (“Atlantic”), Chicago Fundamental Investment Partners, LLC (“CFIP”), First Oak Capital Management LLC (“First Oak”), Graham Capital Management, L.P. (“GCM”), Ionic Capital Management, LLC (“Ionic”), Kabouter Management, LLC (“Kabouter”), Kingsford Capital Management, LLC (“Kingsford”), Kovitz Investment Group, LLC (“KIG”), Lansdowne Partners Limited Partnership (“Lansdowne”), MPAM Credit Trading Partners L.P. (“MPAM”), PEAK6 Advisors LLC (“PEAK6”), and York Registered Holdings, L.P. (“York”) are the sub-advisers to the Fund (collectively, the “Sub-Advisers”).

Page 34, “Management of the Fund – Sub-Advisers”

Atlantic, CFIP, First Oak, GCM, Ionic, Kabouter, Kingsford, KIG, Lansdowne, MPAM, PEAK6 and York are the Sub-Advisers.  It is the Adviser’s responsibility to select Sub-Advisers for the Fund that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance.  The following lists information about the control persons of each Sub-Adviser:

Sub-Advisers	Controlling Persons/Entities
Atlantic	Alexander J. Roepers
CFIP	Bradford B. Couri
First Oak	Ashish Y. Shah & Jonathan S. Kahn
GCM	Kenneth G. Tropin
Ionic	Bart Baum, Adam Radosti & Daniel Stone
Kabouter	Peter Zaldivar & Marcel P. Houtzager
Kingsford	Michael Ian Wilkins
KIG	Mitchel A. Kovitz
Lansdowne	None
MPAM	Craig E. Ruch & Brent C. Zimmerman
PEAK6	Joseph Scoby
York	James G. Dinan & York Capital Management Global Advisors, LLC

Please retain this Supplement with your SAI for future reference.